Annual Stockholder Meeting April 17, 2012 William & Mary Alumni House Williamsburg, Virginia *MHI Hospitality Corporation Trades on the NASDAQ® Under the Symbol MDH Exhibit 99.1

This presentation includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.
Although the Company believes that the expectations and assumptions reflected in the forward-looking statements are reasonable, these statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond the Company’s control. Therefore, actual outcomes and results may differ materially from what is expressed, forecasted or implied in such forward-looking statements. Economic conditions generally and the real estate market specifically, management and performance of the Company’s hotels, plans for hotel renovations, financing plans, supply and demand for hotel rooms in the Company’s current and proposed market areas, the Company’s ability to acquire additional properties and the risk that potential acquisitions may not perform in accordance with expectations, legislative/regulatory changes, including changes to laws governing taxation of real estate investment trust and competitions, and other factors may affect the Company’s future results, performance and achievements. These risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s Annual Report on Form 10-K and
subsequent reports filed with the Securities and Exchange Commission. The Company undertakes no obligation and does not intend to publicly update or revise any forward-
looking statement, whether as a result of new information, future events or otherwise.
Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

Corporate Highlights
55 years  as owner/operator in lodging industry
Conservative and steady growth during  periods with advantageous market conditions
Proven acquirer with extensive repositioning experience

Edgar Sims
begins
operations
of
predecessor
company
with the
purchase of
a 12-room
motel
Multi-Unit
operations
began
with
acquisition
of
additional
properties;
Drew Sims
joins MHI
Portfolio
repositioned
to full service
hotels
Initial Public Offering and
acquisition of six initial
hotels
Acquisition
of Crowne
Plaza
Jacksonville
Riverfront
Acquisition
of Sheraton
Louisville
Riverside;
disposition
of Holiday
Inn
Downtown
Williamsburg
Acquisition
of Crowne
Plaza
Tampa
Westshore;
Acquisition
of Crowne
Plaza
Hollywood
as a JV with
the Carlyle
Group
Acquisition
of Crowne
Plaza
Hampton
Marina
Completion
of $3.4
million
Rights
Offering
Completion
of  $25.0m
Preferred
Stock
Issuance;
$57.7 million
in asset-level
debt
financings
1957
1995-
96
2005 2006 2007 2008 2009
1981-
85
2011 2004

MANAGEMENT TEAM *MHI Hospitality Corporation Trades on the NASDAQ® Under the Symbol MDH

Experienced Management Team

MHI Hospitality Corporation

Andrew M. Sims
Chairman & CEO
William J. Zaiser
EVP & CFO
David R. Folsom
President & COO
Chairman & CEO since 2004 inception and IPO
President of MHI Hotels Services from 1995 until
2004, after serving seven years as VP of Finance and
Development
30+ year career in operating, developing and owning
hotel properties
Former member of the Hilton Advisory Board
Director of MHI Hospitality Corporation
EVP, CFO, Treasurer & Secretary since the
Company’s inception in August 2004
Served as VP of Accounting at MHI Hotels Services
from 1990 until 2004
Certified Public Accountant
Joined MHI in 2006 as COO
President of the Company since 2011
Former VP of Paragon REIT, an early stage venture
focusing on distressed multifamily assets
Investment banker with BB&T Capital Markets in its
Real Estate and Debt Capital Markets Groups
Director of  MHI Hospitality Corporation
Extensive relationships with
owners / franchisors of full-
service, upper-upscale and
upscale hotel brands
80+ years of combined
experience in the lodging
industry, capital markets
and core geographic markets
Aligned with shareholders’
interests: 35.3% insider
ownership of all current
shares and units outstanding
Numerous industry awards
for completed hotel
renovations, operating
efficiency and guest services

Gen. Anthony
Zinni (Ret.)
James O’Hanlon
J. Paul Carey Edward Stein
Shareholders are supported by a strong group of directors
Anthony Zinni – Former Chairman, BAE Systems, and EVP of DynCorp International.
Commander-in Chief, U.S. Central Command and Senior Presidential Advisor and Envoy.
Has served on a variety of public company Boards and private investment Advisory Boards.
General Zinni serves as an Independent Director.
James O’Hanlon – Former President & COO of Dominion Energy, a Fortune 500 Company.
Former COO of Dominion Generation, and SVP of Nuclear Operations of Virginia Power.
Captain, U.S. Naval Reserve (retired). Mr. O’Hanlon serves as an Independent Director.
J. Paul Carey – Managing Partner for JPT Partners, served as CEO of Enumerate Solutions.
Executive Vice President for Sallie Mae, and served on the Board of Trustees for the
University of Maryland Foundation. Mr. Carey serves as an Independent Director.
Edward S. Stein -Founding Partner of the Norfolk-based law firm of Weinberg and Stein, where he specializes in real estate, estate planning, probate, corporate law, business law and licensing. Member of the Norfolk and Portsmouth Virginia Bar Association. Mr. Stein
serves as an Independent Director.
David J. Beatty – Founder of Essex Commercial Mortgage, Founder and President of CENIT
Commercial Mortgage Corporation, Founder of Towne Commercial Mortgage where he currently serves as President. Mr Beatty serves as an Independent Director.
Kim E. Sims - President of MHI Hotels Services, was Executive Vice President of
Operations for MHI Hotels Services since 1995. He is a graduate of Washington & Lee
University with a degree in commerce. Mr. Sims is an Affiliated Director.
Ryan Taylor (not pictured) – Founder and Managing Partner of Richmond Hill Investment
Co., LP. Mr. Taylor spent 10 years at Greenhill & Co., Inc., most recently as a Principal. Mr.
Taylor earned a B.B.A. in Finance with Honors from the University of Texas at Austin in
1998. Mr. Taylor is an Affiliated Director.

David Beatty Kim E. Sims

PORTFOLIO *MHI Hospitality Corporation Trades on the NASDAQ® Under the Symbol MDH

Portfolio

MHI
Hospitality Corporation

Hilton

DOUBLETREE

Crowne Plaza Hampton Marina
Crowne Plaza Hollywood
Beach
Crowne Plaza Jacksonville Riverfront
Hilton Philadelphia Airport Hilton Philadelphia Airport
Hilton Savannah DeSoto
Hilton Wilmington Riverside
Sheraton Louisville Riverside
Holiday Inn Laurel West (DC Metro)

Crowne Plaza Tampa Westshore
Doubletree by Hilton
Raleigh Brownstone - University

Portfolio

Chain Scale
8.5%
42.5%
49.0%
Upper Upscale
Upscale
Midscale

Brand Affiliation
7.4%
42.8%
49.7%
Starwood
IHG
Hilton

Portfolio of 10 high-quality, primarily upper-upscale and upscale, full-service hotels concentrated in growth markets of the
Mid-Atlantic and Southern U.S.
MHI’s entire portfolio has been fully renovated to meet or exceed brand standards within the last six years and thus has minimal upcoming capital requirements. Executed all franchise license agreements within past 6 years.
Poised to outperform market.
Portfolio Summary
AL
FL
SC
TN
KY
IN
OH
NC
PA
ME
VA
NY
CT
WV
MD
NJ
VT
NH
MA
DE
RI
GA
LA
MS
Portfolio Geography
42.5%

Hilton Philadelphia Airport 4501 Island Avenue Philadelphia, PA 19153 331 Rooms www.hiltonphiladelphiaairport.com 10

Hilton Philadelphia Airport 4501 Island Avenue Philadelphia, PA 19153 331 Rooms www.hiltonphiladelphiaairport.com 11

Hilton Savannah Desoto 15 East Liberty Street Savannah, GA 31401 246 Rooms www.desotohilton.com 12

Hilton Savannah Desoto 15 East Liberty Street Savannah, GA 31401 246 Rooms www.desotohilton.com 13

OUR PORTFOLIO

MHI Hospitality Corporation

RUTH'S CHRIS STEAK HOUSE

Hilton Wilmington Riverside 301 N. Water Street Wilmington, NC 28401 272 Rooms www.wilmingtonhilton.com 14

OUR PORTFOLIO

MHI
Hospitality Corporation

RUTH'S CHRIS STEAK HOUSE

Hilton Wilmington Riverside 301 N. Water Street Wilmington, NC 28401 272 Rooms www.wilmingtonhilton.com 15

OUR PORTFOLIO

MHI Hospitality Corporation

Holiday Inn

Holiday Inn Laurel – West 15101 Sweitzer Lane Laurel, MD 20707 207 Rooms www.holidayinn.com IHG National Award Winner “Renovation of the Year Award” (2008) 16

OUR PORTFOLIO

MHI Hospitality Corporation

CROWNE PLAZA

RUTH'S CHRIS STEAK HOUSE

Crowne Plaza Riverfront 1201 Riverplace Blvd. Jacksonville, FL 32207 292 Rooms www.cpjacksonville.com 17

OUR PORTFOLIO

MHI Hospitality Corporation

Sheraton

BRISTOL BAR & GRILLE®

Bearno's Little Sicily

Sheraton Louisville Riverside Hotel 700 West Riverside Drive Jeffersonville, IN 47130 180 Rooms www.sheratonlouisville.com 18

Sheraton Louisville Riverside
Hotel
700 West Riverside Drive
Jeffersonville, IN 47130
180 Rooms
www.sheratonlouisville.com
Awarded the Tiffany Crystal
Trophy for having the highest
Overall Guest Satisfaction in all
Sheratons in North America for
2009

Crowne Plaza Hollywood
Beach Resort
4000 South Ocean Drive
Hollywood, FL 33019
311 Rooms
www.cphollywoodbeach.com
IHG National
Award Winner
“Developer of
the Year Award”
(2008)

Joint Venture with Carlyle Group

Crowne Plaza Hollywood Beach Resort 4000 South Ocean Drive Hollywood, FL 33019 311 Rooms www.cphollywoodbeach.com 21

Crowne Plaza Tampa Westshore 5303 West Kennedy Blvd. Tampa, FL 33609 222 Rooms www.cptampawestshore.com IHG Award Winner (2009) 22

Crowne Plaza Tampa Westshore 5303 West Kennedy Blvd. Tampa, FL 33609 222 Rooms www.cptampawestshore.com 23

Crowne Plaza Hampton Marina Hotel 700 Settlers Landing Road Hampton, VA 23669 173 Rooms www.cphamptonmarinahotel.com 24

Crowne Plaza Hampton Marina Hotel 700 Settlers Landing Road Hampton, VA 23669 173 Rooms www.cphamptonmarinahotel.com 25

OUR PORTFOLIO

DOUBLETREE BY HILTON
DOUBLETREE BY HILTON

DoubleTree by Hilton Raleigh Brownstone-University 1707 Hillsborough Street Raleigh, NC 27605 190 Rooms www.brownestonehotel.com Renovated and Reflagged a DoubleTree by Hilton in 2011 26 Before

DoubleTree by Hilton Raleigh Brownstone-University 1707 Hillsborough Street Raleigh, NC 27605 190 Rooms www.brownestonehotel.com 27 Before

INDUSTRY AND MARKET DYNAMICS *MHI Hospitality Corporation Trades on the NASDAQ® Under the Symbol MDH

Industry Overview

MHI Hospitality Corporation

Lodging Industry RevPAR Quarterly Growth History and Expectations

Raymond James Estimates
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
-12%
-14%
-16%
-18%
-20%
-22%
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: Smith Travel Research, PricewaterhouseCoopers, Raymond James & Associates Research.

Following the worst industry decline in the past 80 years, hotel fundamentals hit bottom in Q1 2010.
The remainder of 2010 and early 2011 represented the return of occupancy as operators focused on getting “heads in beds”.
Mid 2011 saw occupancy stabilize and focus shifted to ADR as operators looked to increase the quality of their revenue; this trend continues and escalates as we move into the 2 nd
full year of the
recovery.

Industry Outlook:
"The Best Is Yet To Come"

MHI Hospitality Corporation

49.0%
of MDH Portfolio in Upscale Segment

42.5%
of MDH Portfolio in Upper Upscale Segment

Projected RevPAR Growth
Upscale (Total U.S.)
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
8.2%
9.0%
5.6%
2.2%
2012
2013
2014
2015

Projected RevPAR Growth
Upper Upscale (Total U.S.)
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
7.4%
6.6%
5.2%
2.0%
2012
2013
2014
2015

30 Source: PKF Hospitality Research – December 2011.

PERFORMANCE *MHI Hospitality Corporation Trades on the NASDAQ® Under the Symbol MDH

Stock Performance

MHI Hospitality Corporation - Stock Price
MDH ($) (+10.19%)
Stock Price
3.2
3
2.8
2.6
2.4
2.2
2
1.8
Mar 2011
May 2011
Jul 2011
Sep 2011
Nov 2011
Thousands
80
60
40
20
0
MDH-Vol

During calendar 2011 MDH
shares increased 10.19%.
As of YE 2011, MDH shares
were trading at $2.38/share
or 5.5x adjusted FFO.
For the second consecutive
year, MDH’s stock price
declined significantly
during the late summer
months; in 2011, the decline
was the result of the US
debt ceiling crisis as well as
the CMBS market turmoil
that led to a sell-off across
all REITs and the market as
a whole.
In spite of the market-wide
sell-off, MDH significantly
outperformed its Lodging
REIT peers in 2011.

Stock: YE 2011 Total Return Outperforms Industry

2011 Total Return (%)
All Lodging REITs
MDH
SNL US REIT Equity
HPT
INN
BEE
RLJ
PEB
LHO
AHT
CHSP
HST
DRH
SHO
HT
CLDT
SPPR
FCH
12.08
6.17
4.4
0.08
-2.54
-4.09
-6.09
-10.4
-13.98
-14.16
-18.7
-19.16
-23.19
-24.3
-34.76
-58.27
-58.84
-70
-60
-50
-40
-30
-20
-10
0
10
20

Source: SNL Financial 33

Stock: Q1 2012 (+23.11%)

▪

MHI Hospitality Corporation - Stock Price
MDH ($) (+23.11%)
Stock Price
3
2.8
2.6
2.4
2.2
Fri 30 Dec
Mon 09 Jan
Thu 19 Jan
Sun 29 Jan
Wed 08 Feb
Sat 18 Feb
Tue 28 Feb
Fri 09 Mar
Mon 19 Mar
Thu 29 Mar
Thousands
100
80
60
40
20
0
MDH-Vol

Source: SNL Financial 34 MDH’s stock has performed well in the first quarter of 2012 – up 23.11% for the year.

Stock: Q1 2012 -Total Return Outperformance continues…

Total Return (%)
Q1 2012
All Lodging REITs
SPPR
MDH
BEE
SHO
CLDT
PEB
FCH
CHSP
HPT
LHO
AHT
HT
RLJ
HST
SNL US REIT Equity
DRH
INN
60.26%
23.94%
22.53%
19.51%
19.32%
18.35%
18.03%
17.67%
17.31%
16.68%
13.97%
13.12%
11.68%
11.58%
10.64%
7.60%
-18.79%
-30.00%
-20.00%
-10.00%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
70.00%

Source: SNL Financial 35

Hotel Performance

RevPAR Change and Market Performance
YE 2011
Crowne Plaza Tampa Westshore
Crowne Plaza Hollywood Beach
Hilton Philadelphia Airport
Sheraton Louisville Riverfront
Hilton Wilmington Riverside
Total Portfolio
Crowne Plaza Hampton Marina
Hilton Savannah DeSoto
Holiday Inn Laurel West
DoubleTree by Hilton Raleigh
Crowne Plaza Jacksonville
15.9%
4.90%
9.6%
3.20%
8.7%
-0.90%
8.2%
2.50%
7.1%
0.40%
6.5%
1.30%
6.3%
8.60%
5.4%
3.10%
-0.6%
2.60%
-1.0%
-11.50%
-1.8%
0.10%
RevPAR Change (%)
Market Share Change (%)
-20.00%
-10.00%
0.00%
10.00%
20.00%
Raleigh market share change reflects switch to upscale comp set in Q4

36 The majority of our portfolio recorded strong RevPAR growth in 2011 with most hotels outpacing their respective competitive sets and thereby gaining market share.

2011 Financial Highlights

Annual Growth
YE 2011
Total Revenue
4.9%
Adjusted EBITDA
9.0%
Hotel EBITDA
6.1%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%

37 Source: Company Filings

2005 2011 Percent Change
Shares & Units O/S
10,611,607 12,938,625 21.9%
Total Assets
118,385,923 $     209,299,446 $     76.8%
Available Rooms
1375 2113 53.7%
Occupancy
69.6% 66.2% -4.9%
ADR
103.34 $             110.24 $             6.7%
RevPAR
71.96 $                72.94 $                1.4%
Total Revenue
55,173,554 $       81,172,504 $       47.1%
Adjusted EBITDA*
10,721,490 $       17,052,262 $       59.0%
Adj. EBITDA/Share
1.01x 1.32x 30.4%
Stock Price
9.65 $                 2.38 $                 -75.3%
Price/Adj. EBITDA
9.55x 1.81x -81.1%
*Adjusted EBITDA adjusts for certain additional items including any unrealized gain (loss) on its hedging instruments or warrant derivative, impairment losses, losses on early extinguishement of debt, aborted offering costs, costs associated with departure of executive officers and acquisition transaction costs.

PEER COMPARISONS *MHI Hospitality Corporation Trades on the NASDAQ® Under the Symbol MDH

Peer Comparisons

MHI Hospitality Corporation

➢

EBITDA/Share
All Public Lodging REITs
5.00x
4.50x
4.00x
3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
0.26x
0.50x
0.54x
0.77x
0.80x
1.08x
1.19x
1.21x
1.24x
1.27x
1.40x
1.41x
1.60x
1.98x
2.21x
2.40x
4.09x
4.49x
SPPR
BEE
HT
DRH
CLDT
FCH
PEB
INN
Median
CHSP
MDH
HST
Average
RLJ
SHO
LHO
AHT
HPT

40 Source: SNL Financial In terms of EBITDA generated per share, MDH ranks in the middle of the pack, in line with the average of median among all lodging REITs.

Peer Comparisons

MHI Hospitality Corporation

Debt/Key
All Public Lodging REITs
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
21,311
30,600
45,363
49,627
53,351
64,931
73,404
74,877
74,877
76,607
81,927
83,214
88,175
96,785
115,966
118,903
140,351
CLDT
INN
PEB
HPT
MDH
RLJ
FCH
Median
HT
Average
AHT
HST
DRH
LHO
CHSP
SHO
BEE

41 MDH ranks in the bottom 30% in terms of Debt/Key showing our conservative leverage when compared to the size of our portfolio Note: Does not include Preferred Stock Source: SNL Financial

Peer Comparisons

MHI Hospitality Corporation

Enterprise Value/Key
All Public Lodging REITs
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
34,743
74,549
85,594
109,791
113,163
125,166
137,553
167,034
167,034
176,992
214,033
222,469
224,714
249,748
251,421
302,985
341,919
CLDT
MDH
INN
FCH
AHT
HPT
RLJ
HT
Median
Average
SHO
DRH
HST
PEB
CHSP
BEE
LHO

42 Source: SNL Financial MDH ranks 2 nd to last in terms of Enterprise Value per Key, a sign of our undervaluation when compared to the size of our portfolio

Peer Comparisons

MHI Hospitality Corporation

Enterprise Value/EBITDA
All Public Lodging REITs
40.00x
35.00x
30.00x
25.00x
20.00x
15.00x
10.00x
5.00x
0.00x
9.63x
10.91x
11.74x
12.95x
13.51x
15.60x
16.73x
17.75x
18.06x
18.36x
18.94x
19.84x
20.46x
21.60x
22.94x
24.37x
33.16x
33.55x
HPT
SHO
AHT
MDH
RLJ
HST
LHO
FCH
Median
INN
Average
HT
DRH
CHSP
PEB
BEE
SPPR
CLDT

43 MDH ranks in the bottom 25% in terms of Enterprise Value/EBITDA – this represents the significant undervaluation of MDH’s common stock. Source: SNL Financial

By applying the average and median EV/EBITDA ratios to MDH in order to get an implied stock price, this equates to a value range of approximately $9.50-$10.50 per share.
Given this methodology, MDH
stock is currently trading at an approximate 70% discount to fair valuation when compared to our public lodging REIT peers. Below we have applied a wider range of ratios, which still reflects a significant discount to fair value.
Source: Company Filings
14.0x 4.74 $
15.0x 5.90 $
16.0x 7.07 $
17.0x 8.24 $
18.0x 9.40 $
*Peer Median (approx.)
19.0x 10.57 $
*Peer Average (approx.)
EV/EBITDA Multiple Implied Stock Price

STRATEGIC EFFORTS AND GROWTH *MHI Hospitality Corporation Trades on the NASDAQ® Under the Symbol MDH

Recent Developments:
2011 Preferred Stock and Warrant Issuance
$25.0 m Gross Proceeds used to pay down Syndicated Credit Facility
Avoided dilutive equity issuance
2011 Bridge Loan
$10.0 m  reserved for liquidity enhancement and to facilitate the refinancing of other indebtedness
Currently $1.5M drawn
Syndicated Credit Facility
Paid off  in QIV 2011 (Crowne Plaza Tampa unencumbered)

MHI looks to continue efforts to lower its cost of capital through strategic balance sheet restructuring.
The following are our objectives and indicative terms that we believe will be available to us:
Refinance Crowne Plaza Tampa  Westshore: Q2 2012 Goal (June)
$14.0 m gross proceeds
5.0-6.0% fixed rate
25 year amortization
No prepayment penalty
Use of proceeds: pay down Bridge and Preferred (potential modification to Preferred to repay at reduced premium)
Refinance Jacksonville Crowne Plaza Riverfront: Q2 2012 Goal
LIBOR+300 floating rate without floor
25 year amortization
Replace current $14.0 m, 8.0% rate loan
Extend  Crowne Plaza Hampton loan : Q2 2012 Goal

Balance Sheet Restructuring

MHI Hospitality Corporation

-

Debt Maturities
YE 2010
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
67.3%
0.0%
0.0%
3.0%
0.0%
0.0%
29.8%
2011
2012
2013
2014
2015
2016
2017

Debt Maturities
Q1 2012
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
5.2%
9.0%
2.8%
0.0%
25.1%
47.9%
9.9%
2012
2013
2014
2015
2016
2017
2021

48 Over the past four quarters, MDH has shifted the vast majority of its debt maturities to 2016, 2017 and beyond; locking in historically low interest rates for the next 5 years.

Dividend

Total Dividends Paid (Mixed)
Dividend Yield (%)
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
60.0
50.0
40.0
30.0
20.0
10.0
0.0
$0.51
$0.68
$0.68
$0.68
$0.02
$0.00
$0.08
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y

In 2011, we reinstated distributions of common dividends to share and unit holders in the amount of
$0.08/share on an annualized basis.
We paid $0.02/share to holders of record on September 15, 2011, December 15, 2011 and March 15, 2012.
Average yield on the common dividend was 3.36% in 2011.
*2011 dividend is annualized

Dividend

Dividend Yield (%)
as of 12/30/2011
HPT 7.83
CLDT 6.49
CHSP 5.17
AHT 5.00
HT 4.92
INN 4.77
SNL US REIT Equity 3.71
RLJ 3.57
MDH 3.36
DRH 3.32
SNL US REIT Hotel 2.71
PEB 2.50
LHO 1.82
HST 1.35
SPPR 0.00
BEE 0.00
FCH 0.00
SHO 0.00
0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00

Our yield in 2011 placed us in the top 50% of lodging REITs and compared favorably to all REITS.
Many competitors have not yet reinstated dividends. We were able to do so while concurrently restructuring our balance sheet without raising dilutive equity.
Our strategy focuses on paying a competitive and sustainable dividend while simultaneously growing and maintaining a ‘common sense’ level of liquidity that also meets the demands of our various financing agreements. We believe that we can raise the common dividend in the second half of 2012.

Growth Strategy

MHI Hospitality Corporation

CAPITOL

Restart Acquisition Activity:
Pursue Joint Venture acquisitions on an “earn out” basis
“Unit” transactions with interested sellers
Recycle capital through disposition of non-core assets in our portfolio
Our Holiday Inn Laurel (MD) West hotel is one such asset. It is our stated strategy to move away from the midscale segment; this is the only midscale property remaining in our portfolio

MANAGEMENT INITIATIVES *MHI Hospitality Corporation Trades on the NASDAQ® Under the Symbol MDH

Improved Customer Service: In 2012, we will continue to challenge our manager to pursue a strong culture of guest service. Earnings quality starts with satisfied guests, who not only grade our hotels well, but who also become repeat customers.
RevPAR Fair Share
Capture:
STR provides a “fair share” RevPAR analysis that we use to benchmark performance next to a comparable set of hotels in our respective markets. Capturing fair share is essential to superior earnings. Each of our hotels has a targeted “fair share” and in 2012, we seek to focus on hotels that have an opportunity to increase share.
AFFO Target: Our goal is to improve Adjusted Funds from Operation (“AFFO”) by approximately 21%
at the mid-point of the guidance range over prior year; from ±43¢/share in 2011 to 45¢-67¢/share in
2012. [AFFO excludes non-cash accruals and extraordinary items.]

2012 Goals and Initiatives

MHI Hospitality Corporation

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Dividend
Expansion.
A consistent and growing dividend is essential to support our share valuation.
Our goal for 2012 is to continue to pay a conservative yet competitive dividend. We look to increase the dividend during the 2
nd
half of 2012.
Lowered Cost of Capital: Our ongoing balance sheet efforts will lower our cost of capital, remove risks associated with certain financing instruments, and extend our maturities.
Restart
Growth:
Growing our portfolio, both through targeted internal investments and strategic acquisitions, is essential to support an increase in our stock price. Examples include:
In 2011, we rebranded the Raleigh Holiday Inn to DoubleTree, moving the hotel’s classification from mid-scale to upscale. RevPar growth is expected from this investment.
In 2011, we constructed and opened a new restaurant, Mojito, at our Tampa asset that provides an enhanced level of guest service. For a nominal investment of +/-$600k, we expect a significant increase in the hotel's F&B revenues.
During 2012, our goal is to complete at least one hotel acquisition either through an outright purchase, a joint venture, or as a contributed asset.

This presentation includes disclosure of non-GAAP measures, including funds from operations
(“FFO”), adjusted FFO (“AFFO”), earnings before interest, taxes, depreciation and amortization
(“EBITDA”), adjusted EBITDA and hotel EDITDA. The Company considers FFO, AFFO, EBITDA, adjusted EBITDA and hotel EBITDA to be key supplemental measures of the Company’s performance, and they should be considered along with, but not as alternatives to, net income as a measure of the
Company’s operating performance. None of FFO, AFFO, EBITDA, adjusted EBITDA and hotel
EBITDA represent cash generated from operating activities determined by GAAP and should not be considered as alternatives to net income, cash flow from operations or any other operating performance measure prescribed by GAAP. None of FFO, AFFO, EBITDA, adjusted EBITDA and hotel EBITDA are measures of the Company’s liquidity, nor are FFO, AFFO, EBITDA, adjusted
EBITDA and hotel EBITDA indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Please refer to the Company’s filings with the SEC and its earnings releases, which are available at www.mhihospitality.com, for disclosure of the Company’s net income, for reconciliations of FFO, AFFO, EBITDA, adjusted EBITDA and hotel EBITDA to net income and for additional detail on the Company’s use of non-GAAP measures.

Non-GAAP Financial Measures

QUESTIONS? *MHI Hospitality Corporation Trades on the NASDAQ® Under the Symbol MDH